                                                                  Exhibit 23.1

                       CONSENT OF BINGHAM McCUTCHEN LLP

     We hereby consent to the reference to this firm under the heading "Legal matters" in this Amendment No. 3 to the Registration Statement on Form S-1.

                                              /s/ Bingham McCutchen LLP

                                              BINGHAM McCUTCHEN LLP

                                              November 17, 2003